COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

11.   COMMITMENTS AND CONTINGENCIES

(1)   Commitments

Operating lease as lessee

The Group leases certain office premises and cloud infrastructure to support its core business system under non‑cancelable leases. Rental expenses under operating leases for the years ended December 31, 2017 and 2018 were RMB 5,432 and RMB 8,455, respectively.

Future minimum lease payments under non‑cancelable operating leases agreements are as follows:

Years ending	RMB
2019	13,118
2020	8,009
2021	4,280
2022	1,353
2023 and thereafter	336

(2)   Contingencies

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material effect on its business or financial condition.